SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2005

RENOVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50564	94-3353740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive

San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 266-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

Amendments to Employment Agreements and Change of Control Arrangements. In order to provide a more uniform set of employment terms to its executive officers, Renovis, Inc. (the “Company”) amended its employment agreements with such officers. Effective April 8, 2005, the Company entered into amended and restated employment agreements with each of the Company’s executive officers, including Corey S. Goodman, Ph.D., the Company’s President and Chief Executive Officer, Randall W. Moreadith, M.D., Ph.D., the Company’s Chief Medical Officer, Michael G. Kelly, Ph.D., the Company’s Vice President of Drug Discovery, John C. Doyle, the Company’s Vice President of Finance and Chief Financial Officer, Tito Serafini, Ph.D., the Company’s Vice President of Discovery Research and Chief Discovery Scientist, Dushyant Pathak, Ph.D., the Company’s Vice President of Corporate Development, William K. Schmidt, Ph.D., the Company’s Vice President of Clinical Research, and Marlene F. Perry, the Company’s Vice President of Human Resources. The following description of the amended and restated employment agreements with Dr. Goodman, Dr. Moreadith, Dr. Kelly, Mr. Doyle, Dr. Serafini, Dr. Pathak, Dr. Schmidt and Ms. Perry is qualified in its entirety by reference to the terms of such agreements. Dr. Goodman’s agreement is filed as Exhibit 10.1 hereto and the form of agreement with each of Dr. Moreadith, Dr. Kelly, Mr. Doyle, Dr. Serafini, Dr. Pathak, Dr. Schmidt and Ms. Perry (each, an “Executive Officer,” and collectively, the “Executive Officers”) is filed as Exhibit 10.2 hereto.

Dr. Goodman’s amended and restated employment agreement entitles him to an annual base salary of $420,000, subject to adjustment at the discretion of the Board of Directors. The agreement also provides that Dr. Goodman is eligible for an annual bonus targeted at 50% of his base salary, with the actual bonus amount to be based upon attainment of performance objectives jointly established by Dr. Goodman and the Compensation Committee of the Board of Directors (the “Compensation Committee”). The agreement also provides that if at any time prior to a change of control of the Company or more than 13 months following a change of control of the Company, Dr. Goodman’s employment is terminated by the Company without cause or by constructive termination (as defined below), then Dr. Goodman is entitled to the following severance benefits: (i) six months salary, (ii) six months health benefits for Dr. Goodman and his dependents (such health benefits terminate on the date on which Dr. Goodman accepts employment with another employer that provides comparable benefits) and (iii) six months accelerated vesting of his stock options. The agreement further provides that if at any time within 13 months following a change of control of the Company, Dr. Goodman’s employment is terminated by the Company without cause or by constructive termination, then Dr. Goodman is entitled to the following severance benefits: (i) 18 months salary, (ii) 18 months health benefits for Dr. Goodman and his dependents (such health benefits terminate on the date on which Dr. Goodman accepts employment with another employer that provides comparable benefits), (iii) immediate vesting of any unvested stock options and (iv) 18 months of outplacement services through a firm selected by the Company in its sole discretion at a cost not to exceed $30,000 (such services terminate on the date on which Dr. Goodman accepts employment with another employer). However, if Dr. Goodman accepts employment with the Company’s successor or acquiror on terms and conditions not less favorable than those contained in his employment agreement, he is not entitled to any severance benefits, unless at any time within 13 months following a change of control of the Company, Dr. Goodman’s employment is terminated by such successor or acquiror without cause or by constructive termination. In the event that any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to more than 70% of the business and/or assets of the Company or any of its subsidiaries fails to assume Dr. Goodman’s agreement prior to the effectiveness of any such succession, Dr. Goodman is entitled to the same severance benefits he would have received had there been a constructive termination of his employment at any time within 13 months following a change of control of the Company, as described above.

Dr. Goodman’s agreement also provides that the Company will maintain during the term of his employment, a term-life insurance policy providing a benefit of not less than $1,000,000 to each of the Company and his estate. In addition, Dr. Goodman is entitled to coverage under an indemnification agreement with the Company, containing customary terms consistent with the terms of any such indemnification agreement between the Company and similarly situated senior executives, the form of which is incorporated herein by reference to Exhibit 10.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed on November 24, 2003.

The amended and restated employment agreements with each of Dr. Moreadith, Dr. Kelly, Mr. Doyle, Dr. Serafini, Dr. Pathak, Dr. Schmidt and Ms. Perry, set the annual base salary of such Executive Officer at $285,000, $260,000, $257,000, $252,000, $247,000, $240,000 and $202,500, respectively, each subject to adjustment at the discretion of the Board of Directors. Dr. Moreadith, Dr. Kelly, Mr. Doyle, Dr. Serafini, Dr. Pathak, Dr. Schmidt and Ms. Perry are also eligible for an annual bonus targeted at 35%, 35%, 35%, 30%, 30%, 30% and 30%, respectively, of his or her base salary, with the actual bonus amount to be based upon attainment of performance objectives as recommended by the Company’s Chief Executive Officer and determined by the Compensation Committee. In addition, Dr. Moreadith is eligible to receive for a 12-month period following the commencement of his employment on August 8, 2004, reimbursement for rental expenses, if any, incurred for temporary housing, up to a maximum of $5,000 per month.

Each of the agreements with the Executive Officers provides that if at any time prior to a change of control of the Company or more than 13 months following a change of control of the Company, such Executive Officer’s employment is terminated by the Company without cause or by constructive termination, then such Executive Officer is entitled to the following severance benefits: (i) six months salary, (ii) six months health benefits for the executive and his dependents (such health benefits terminate on the date on which the executive accepts employment with another employer that provides comparable benefits) and (iii) six months accelerated vesting of his stock options. The agreement also provides that if at any time within 13 months following a change of control of the Company, the Executive Officer’s employment is terminated by the Company without cause or by constructive termination, then such Executive Officer is entitled to the following severance benefits: (i) 12 months salary, (ii) 12 months health benefits for the Executive Officer and his dependents (such health benefits terminate on the date on which the executive accepts employment with another employer that provides comparable benefits), (iii) immediate vesting of any unvested stock options and (iv) 12 months of outplacement services through a firm selected by the Company in its sole discretion at a cost not to exceed $20,000 (such services terminate on the date on which such Executive Officer accepts employment with another employer). However, if the Executive Officer accepts employment with the Company’s successor or acquiror on terms and conditions not less favorable than those contained in his employment agreement, such Executive Officer is not entitled to any severance benefits, unless at any time within 13 months following a change of control of the Company the Executive Officer’s employment is terminated by the successor or acquiror without cause or by constructive termination. In the event that any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to more than seventy percent (70%) of the business and/or assets of the Company or any of its subsidiaries fails to assume each of the Executive Officers’ agreements prior to the effectiveness of any such succession, then each Executive Officer is entitled to the same severance benefits he would have received had there been a constructive termination of his employment at any time within 13 months following a change of control of the Company, as described above. In addition, each of the Executive Officers are entitled to coverage under an indemnification agreement with the Company, containing customary terms consistent with the terms of any such indemnification agreement between the Company and similarly situated senior executives, the form of which is incorporated herein by reference to Exhibit 10.1 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed on November 24, 2003.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement by and between the Company and Corey S. Goodman, Ph.D., dated April 8, 2005.

10.2	Form of Amended and Restated Employment Agreement by and between the Company and Executive Officer.

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Amendment No. 2 to Registration Statement on Form S-1 filed on November 24, 2003).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVIS, INC.

Date: April 14, 2005	By	/s/ Corey S. Goodman, Ph.D.
	Name:	Corey S. Goodman, Ph.D.
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED APRIL 8, 2005

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement by and between the Company and Corey S. Goodman, Ph.D., dated April 8, 2005.

10.2	Form of Amended and Restated Employment Agreement by and between the Company and Executive Officer, dated April 8, 2005.

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Amendment No. 2 to Registration Statement on Form S-1 filed on November 24, 2003).